                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 5, 2004

                        HORACE MANN EDUCATORS CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                     1-10890                   37-0911756
(State of incorporation)     (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)

              1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: 217-789-2500

Forward-looking Information

     Statements included in the accompanying press release that state Horace Mann Educators Corporation's (the "Company") or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company's public filings with the Securities and Exchange Commission.

Item 7:  Financial Statements and Exhibits

         (c) Exhibits.
             99.1   Glossary of Selected Terms
             99.2 Press release dated May 5, 2004 reporting financial results for the three month period ended March 31, 2004.

Item 12: Disclosure of Results of Operations and Financial Condition

     On May 5, 2004, Horace Mann Educators Corporation issued a press release reporting its financial results for the three month period ended March 31, 2004. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HORACE MANN EDUCATORS CORPORATION

                                   By: /s/ Bret A. Conklin
                                       -----------------------------------------
                                       Name:  Bret A. Conklin
                                       Title: Senior Vice President & Controller
                                              (Principal Accounting Officer)
Date: May 5, 2004

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